UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 18, 2013

OBA FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

001-34593	27-1898270
(Commission file number)	(IRS employer ID)

20300 Seneca Meadows Parkway, Germantown, MD	20876
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code – 301.916.0742

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant.

On July 18, 2013, OBA Financial Services, Inc. (the “Company”) appointed BDO USA LLP (“BDO”) as the Company’s new independent registered public accounting firm for and with respect to the fiscal year ending June 30, 2013, and dismissed ParenteBeard LLC (“ParenteBeard”) from that role.  The Company’s principal audit personnel at ParenteBeard resigned from ParenteBeard and joined BDO. Each of the appointment of BDO and the dismissal of ParenteBeard were approved by the Company’s audit committee.

The reports of ParenteBeard on the Company’s financial statements as of and for the years ended June 30, 2012 and 2011 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and the subsequent interim period preceding ParenteBeard's dismissal, there were: (i) no disagreements with ParenteBeard on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ParenteBeard, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided ParenteBeard with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested ParenteBeard to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of ParenteBeard's letter dated July 19, 2013 is attached as Exhibit 16 to this Form 8-K.

During the Company’s two most recently completed fiscal years and through the date of the Company’s appointment of BDO, the Company did not consult with BDO regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written or oral advice was provided by BDO that was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.                      Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibit 16 Letter regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OBA Financial Services, Inc.
(Registrant)

Date: July 23, 2013	By:	/s/ David A. Miller
Name: David A. Miller
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16	Letter dated July 19, 2013